Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of February 10, 2023

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among JABIL INC., a Delaware corporation (the “Company”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, the Lenders and the Agent have entered into a Credit Agreement dated as of January 22, 2020, as amended by Amendment No. 1 dated as of April 28, 2021 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Pursuant to Section 2.20 of the Credit Agreement, the Company has requested that the Termination Date (a) with respect to any Tranche A Lender be extended from January 22, 2026 to January 22, 2027 and (b) with respect to any Tranche B Lender be extended from January 22, 2024 to January 22, 2025.

(3) The Company has requested certain amendments to the Credit Agreement, and the parties hereto agree to such amendments as set forth in, and in accordance with the terms and conditions of, this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”).

SECTION 1. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Tranche A Commitment for a period of one year, expiring January 22, 2027 and to extend the Termination Date with respect to its Tranche B Commitment for a period of one year, expiring January 22, 2025 (each such Lender, an “Extending Lender”). This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement, other than the provisions of Section 2.20 of the Credit Agreement that specify the date by which the Company must submit an extension request, the date by which Extending Lenders submit responses or the date by which the Agent must notify the Company of each Appropriate Lender’s determination, which provisions are hereby waived. For the avoidance of doubt, upon satisfaction (or waiver) of the applicable conditions set forth in Section 4 below, the extension of the Termination Date of each Extending Lender shall be effective on February 10, 2023.

SECTION 2. Amendments to Credit Agreement. (a) Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 5(a) below, the Lenders and the Company hereby agree to amend the definition of “Benchmark Replacement Adjustment” in Section 2.21 of the Credit Agreement to read as follows:

“Benchmark Replacement Adjustment” means, with respect to (i) any Advance denominated in Dollars bearing interest at a rate determined by reference to a SOFR rate, 0.10% and (ii) any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time.

(b) As of the Amendment Effective Date (as defined below), subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 5(b) below, the Lenders and the Company hereby agree to amend the Credit Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex A hereto.

SECTION 3. Waiver; Assignments. The requirements of Section 9.07 of the Credit Agreement are, effective as of the date hereof and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 5(c) below, hereby waived to the extent that such Section requires execution and delivery of an Assignment and Assumption from each Lender whose Commitment(s) are increased in accordance with Schedule I of the Amended Credit Agreement. By execution of this Amendment, each Lender shall have a Tranche A Commitment or a Tranche B Commitment in the amount so indicated on Schedule I of the Amended Credit Agreement and, in the case of its Tranche A Commitment, expiring on the date so indicated on Schedule I to the Amended Credit Agreement.

SECTION 4. Conditions of Effectiveness of Section 1. Section 1 of this Amendment shall become effective on and as of the date on or after the Amendment Effective Date on which each of the following conditions precedent shall have been satisfied or waived:

(a) The Agent shall have received counterparts of this Amendment executed by the Company and each of the Extending Lenders;

(b) The total of the Revolving Credit Commitments of the Appropriate Lenders that have agreed so to extend their Termination Date and the additional Revolving Credit Commitments of the Assuming Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in respect of the applicable Facility; and

(c) The Company shall have paid all accrued and invoiced fees and expenses of the Agent and the Lenders associated with this Amendment and the extension of Commitments (including the accrued and invoiced fees and expenses of Shearman & Sterling LLP, counsel to the Agent).

SECTION 5. Conditions of Effectiveness of Section 2. (a) Section 2(a) of this Amendment shall become effective on and as of the date the Agent shall have received counterparts of this Amendment executed by the Company and all of the Lenders.

(b) Section 2(b) of this Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:

(i) The Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders.

(ii) On the Amendment Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Amendment Effective Date, stating that:

(A) the representations and warranties contained in Section 4.01 of the Amended Credit Agreement are correct on and as of the Amendment Effective Date, and

(B) no event has occurred and is continuing that constitutes a Default.

(iii) The Agent shall have received on or before the Amendment Effective Date the following, each dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Agent:

(A) The Notes to the Lenders to the extent requested by any Lender pursuant to Section 2.16 of the Amended Credit Agreement prior to the Amendment Effective Date;

(B) Certified copies of the resolutions of the Board of Directors of the Company (or the Executive Committee of such Board of Directors) approving the Amended Credit Agreement and the Notes;

(C) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and the Notes and the other documents to be delivered hereunder; and

(D) Customary opinions of Latham & Watkins LLP, counsel for the Company, and in-house counsel of the Company.

(iv) The Agent shall have received all documentation and other information regarding the Company requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent reasonably requested in writing of the Company at least five Business Days prior to the Amendment Effective Date and (ii) to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Company at least five Business Days prior to the Amendment Effective Date, a Beneficial Ownership Certification in relation to the Company shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(v) The Company shall have repaid or prepaid (A) all outstanding Eurocurrency Rate Advances denominated in Dollars and (B) all other accrued obligations under the Credit Agreement. Each of the Lenders that is a party to this Amendment hereby waives any requirement that notice of such prepayment be made in advance of the Amendment Effective Date.

(c) Without duplication of Section 5(a) above, Section 3 of this Amendment shall become effective on and as of the date the Agent shall have received counterparts of this Amendment executed by the Company and each of the Lenders whose Commitment(s) shown on Schedule I of the Amended Credit Agreement differ from its Commitment(s) shown on Schedule I of the Credit Agreement.

SECTION 6. Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date hereof, as though made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no event has occurred and is continuing, or would result from the extension of Revolving Credit Commitments set forth in Section 1 above, that constitutes a Default.

SECTION 7. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of Section 2 of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any Notes, nor constitute a waiver of any provision of the Credit Agreement or any Notes.

(d) This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 8. Costs and Expenses. The Company agrees to pay within ten days of demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law, Etc. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. Sections 9.13 and 9.21 of the Credit Agreement are hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JABIL INC., as Company

By:	/s/ David Beamer
Name:	David Beamer
Title:	Senior Vice President, Finance

CITIBANK, N.A., as Agent

By:	/s/ Daniel Boselli
Name:	Daniel Boselli
Title:	Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

CITIBANK N.A.

by	/s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

CITIBANK N.A.

by	/s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: BANK OF AMERICA, N.A.

by	/s/ Herman Chang
Name: Herman Chang
Title: Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: BANK OF AMERICA, N.A.

by	/s/ Herman Chang
Name: Herman Chang
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: BNP PARIBAS

by	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

by	/s/ Nicolas Doche
Name: Nicolas Doche
Title: Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: BNP PARIBAS

by	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

by	/s/ Nicolas Doche
Name: Nicolas Doche
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Credit Agricole Corporate and Investment Bank

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

by	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Credit Agricole Corporate and Investment Bank

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

by	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: JPMORGAN CHASE BANK, NA

by	/s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: JPMORGAN CHASE BANK, NA

by	/s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Mizuho Bank, Ltd.

by	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Mizuho Bank, Ltd.

by	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Sumitomo Mitsui Banking Corporation

by	/s/ Irlen Mak
Name: Irlen Mak
Title: Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: Sumitomo Mitsui Banking Corporation

by	/s/ Irlen Mak
Name: Irlen Mak
Title: Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: U.S. Bank National Association

by	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: U.S. Bank National Association

by	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: MUFG Bank, Ltd.

by	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: MUFG Bank, Ltd.

by	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Banco Santander, S.A., New York Branch

by	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

by	/s/ Arturo Prieto
Name: Arturo Prieto
Title: Managing Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: Banco Santander, S.A., New York Branch

by	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

by	/s/ Arturo Prieto
Name: Arturo Prieto
Title: Managing Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Bank of China, New York Branch

by	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: Bank of China, New York Branch

by	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

DBS BANK LTD.

by	/s/ Kate Khoo
Name: Kate Khoo
Title: Vice President

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

DBS BANK LTD.

by	/s/ Kate Khoo
Name: Kate Khoo
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: HSBC BANK USA, N.A.

by	/s/ Sam Stockwin
Name: Sam Stockwin
Title: Director

by1
Name:
Title:

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: HSBC BANK USA, N.A.

by	/s/ Sam Stockwin
Name: Sam Stockwin
Title: Director

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: ROYAL BANK OF CANADA

by	/s/ Brian Hueter
Name: Brian Hueter
Title: Authorized Signatory

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: ROYAL BANK OF CANADA

by	/s/ Brian Hueter
Name: Brian Hueter
Title: Authorized Signatory

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: STANDARD CHARTERED BANK

by	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: STANDARD CHARTERED BANK

by	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Truist Bank

by	/s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: Truist Bank

by	/s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Industrial and Commercial Bank of China Ltd., New York Branch

by	/s/ Tony Huang
Name: Tony Huang
Title: Director

by1	/s/ Pinyen Shin
Name: Pinyen Shin
Title: Executive Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: Industrial and Commercial Bank of China Ltd., New York Branch

by	/s/ Tony Huang
Name: Tony Huang
Title: Director

by	/s/ Pinyen Shin
Name: Pinyen Shin
Title: Executive Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: UNICREDIT BANK AG, NEW YORK BRANCH

by	/s/ Priya Trivedi
Name: Priya Trivedi
Title: Director

by	/s/ Thomas Petz
Name: Thomas Petz
Title: Managing Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: UNICREDIT BANK AG, NEW YORK BRANCH

by	/s/ Priya Trivedi
Name: Priya Trivedi
Title: Director

by	/s/ Thomas Petz
Name: Thomas Petz
Title: Managing Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender:

by
Name:
Title:

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

PNC BANK, NATIONAL ASSOCIATION:

by	/s/ Carmen Campise Jr.
Name: Carmen Campise Jr.
Title: Senior Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender:

by
Name:
Title:

by1
Name:
Title:

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

by	/s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE

Consent to extension of Termination

The Bank of Nova Scotia:

by	/s/ Luke Copley
Name: Luke Copley
Title: Director

Consent to amend the Credit Agreement as provided in Sections 2(a) and 2(b) of the forgoing Amendment:

The Bank of Nova Scotia:

by	/s/ Luke Copley
Name: Luke Copley
Title: Director